SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2013

GOLDLAND HOLDINGS, CO.

(Exact name of registrant as specified in its charter)

Delaware	000-53505	90-0350814
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2520 Manatee Avenue West, Suite 200

Bradenton, Florida 34205

 (Address of principal executive offices) (Zip Code)

(941) 761-7819

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Section 8 - Other Events

Item 8.01 - Other Events

GoldLand Holdings Co. (the "Company") issued a press release, dated June 10, 2013, entitled-"GoldLand Holdings Co. (GHDC) Signs Letter of Intent for Participation in Latin America Gaming Market "

The press release is in its entirety below:

GoldLand Holdings Co. (GHDC) Signs Letter of Intent for Participation in Latin America Gaming Market

BRADENTON, FL-June 10, 2013-GoldLand Holdings Co. (GHDC:OTCBB) has signed a letter of intent regarding a proposed participation into the gaming market of South and Central America. This new venture will provide for a source of monthly revenue and will complement the Corporation's current holdings of precious metal extraction and production presently underway on its land holdings in Owyhee County, Idaho.

Currently, revenues can only come from GHDC's holdings in the USA where it is entitled to a 15% Net Smelter Return (NSR) on any precious metal extracted from the Sinker Tunnel on War Eagle Mountain in South Western Idaho on which it owns property or from the surface workings of the main veins on the mountain. Properties owned by GoldLand Holdings Co., are adjacent to the open-pit gold and silver mines of DeLamar Mountain and Florida Mountain, south of Boise, Idaho, in the Silver City Mining District.

With the uncertain future dollar value of gold and silver, the Board of Directors felt it prudent to diversify vertically into an attractive offer of participation into the vibrant Latin American market. This addition, to its portfolio, of a current revenue producing entity, will enhance GHDC shareholder's value and should immediately reflect positively on the Company's bottom line.

Mr. Pierre Quilliam, President of GoldLand Holdings Co., added: “Although there is a great opportunity on the development of War Eagle Mountain, the Board feels that the ongoing development of this precious metal field is well under way and that at this time it should concentrate its efforts, as a holding company, on opening other venues to guard against future fluctuating values in the mining industry."

GoldLand Holdings Co., portfolio presently consists of precious metal assets which will provide cash-flow through Royalties, and leases in the Americas.

GoldLand Holdings, Co., cautions that the statements made in this press release and other forward looking statements made on behalf of the Company may be affected by such other factors including, but not limited to, volatility of mineral prices, product demand, market competition, imprecision of mineral estimates, and other risks detailed herein and from time to time in the Securities and Exchange Commission filings of the Company.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GOLDLAND HOLDINGS, CO.
Date: June 10, 2013	/s/ Pierre Quilliam
By: Pierre Quilliam, Chief Executive Officer

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